                                                                  EXHIBIT 10.17



                            PATENT LICENSE AGREEMENT

         This Patent License Agreement (the "Agreement") is by and between Immersion Corporation, a California corporation, with an office at 2158 Paragon Drive, San Jose, California (hereinafter "Immersion") and MicroScribe, LLC, a California limited liability company, with an office in San Jose, California (hereinafter "Licensor"). This Agreement is entered into effective as of July 1, 1997 (the "Effective Date").

                                    RECITALS

         A. Licensor is the owner of certain patents and patent applications which may have applicability to Immersion's force feedback products.

         B. The parties desire that Licensor grant an exclusive license for applications and implementations involving force feedback functionality under the patents and patent applications.

         NOW, THEREFORE, in consideration of the promises and agreements set forth below and the other considerations cited herein, the parties agree as follows.

                                    AGREEMENT

         1. Definitions. In this Agreement, the following words and expressions shall have the following meanings:

            1.1 Affiliates means any corporation or business entity which is controlled by, controls, or is under common control of a party. For this purpose, the meaning of the word "Control" shall include, without limitation, direct or indirect ownership of more than fifty percent (50%) of the voting shares of interest of such corporation or business entity.

            1.2 Licensed Patents means the patent continuation applications described in Exhibit A ("Licensed Patents") and any issued patents, continuations, continuations-in-part, or divisional applications derived from the foregoing, and any divisions, reissues and re-examinations based on any of the foregoing.

            1.3 Force Feedback Field of Use means applications and implementations involving a human to computer interactive interface that provides controlled resistance, force sensations, or computer simulated tactile sensations to the human operator during manipulation.

         2. Grant of License . Licensor grants to Immersion a worldwide, royalty free, exclusive, irrevocable, perpetual (for the duration of each Licensed Patent) license under the Licensed Patents to make, have made, use, sell, offer to sell and import products in the Force Feedback Field of Use and to sublicense such rights to Affiliates and to third parties, through multiple tiers of sublicenses.

         3. Consideration. Immersion assigned the Licensed Patents to Licensor in exchange for 1,000 Class 1 Units and 98,999 Class 2 Units of Licensor pursuant to the terms of an Exchange Agreement dated effective as of July 1, 1997, subject to Licensor's grant of the license granted in Section 2 ("Grant of License and Limitations").

         4. Term. This Agreement will remain in force and effect up until the expiration of the last to expire of the Licensed Patents.

         5. Warranty of Title. Licensor represents and warrants that Licensor is the owner of the Licensed Patents and has sufficient rights to grant the rights granted herein.

         6. Limitation of Liability. IN NO EVENT WILL LICENSOR OR IMMERSION BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT. THIS LIMITATION WILL APPLY EVEN IF LICENSOR AND IMMERSION HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

         7. Negation of Warranties and Other Obligations. Nothing in this Agreement shall be construed:

                (i) as a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement by patents, copyrights, trade secrets, trademarks, or other rights of third parties;

                (ii) as granting by implication, estoppel or otherwise any licenses or rights under patents or other intellectual property rights of Licensor other than expressly granted herein;

                (iii) (a) to require Licensor to file any patent application relating to any technology or (b) a warranty that Licensor will be successful in securing the grant of any patent relating to any technology or any reissue or extensions thereof; or

                (iv) to require Licensor to assume any responsibility for the manufacture of any products manufactured or sold by or for Immersion under the license granted herein. All warranties in connection with such products shall be made by Immersion, the Immersion Affiliates or other licensees as manufacturers or sellers of such products and such warranties shall not directly or by implication obligate Licensor in any way.

         8. General.

            8.1 Entire Agreement. This Agreement constitutes the complete agreement of the parties and supersedes any other agreements, written or oral concerning the subject matter hereof.

            8.2 Succession and Assignment. Neither party may assign this Agreement without the prior written consent of the other party except that either party may assign this Agreement to a corporate successor in interest in the case of a merger or acquisition or in the case of a sale of assets without the prior approval of the other party. Any attempt to assign this Agreement in violation of the provisions of this Section 8.2 ("Succession and Assignment") shall be void.

            8.3 Notices. Notices required under this Agreement shall be addressed as follows, except as otherwise revised by written notice:

                To Immersion:                     To MicroScribe:
                Louis B. Rosenberg, Ph.D.         Tim Lacey
                President                         MicroScribe LLC
                Immersion Corporation             2158 Paragon Drive
                2158 Paragon Drive                San Jose, CA  95131
                San Jose, CA 95131

            8.4 Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the substantive laws of the State of California, without the application of any principle that leads to the application of the laws of any other jurisdiction.

            8.5 No Agency. Neither party is to be construed as the agent, partner, or joint venturer or to be acting as the agent, partner or joint venturer of the other party hereunder in any respect, solely by reason of this Agreement.

            8.6 Multiple Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single Agreement between the parties.

            8.7 No Waiver. No delay or omission by either party hereto to exercise any right or power occurring upon any noncompliance or default by the other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other shall not be construed to be a waiver of any succeeding breach thereof or of any covenant, condition, or agreement herein contained. Unless stated otherwise, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

            8.8 Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

            8.9 Amendments in Writing. Any amendment to this Agreement shall be in writing and signed by both parties hereto.

            8.10 Interpretation. Since this Agreement was prepared by both parties hereto, it shall not be construed against any one party as the drafting party.

         IN WITNESS WHEREOF, the authorized representatives of the parties hereto have signed this Agreement.



IMMERSION CORPORATION,                   MICROSCRIBE, LLC,
a California corporation                 a California limited liability company

By: /s/  Louis Rosenberg                 By: /s/ Timothy A. Lacey
    ----------------------------             ----------------------------

Name: Louis Rosenberg                    Name: Timothy A. Lacey
      --------------------------               --------------------------

Title: President                         Title: Manager
       -------------------------                -------------------------

Date:                                    Date:
      --------------------------               --------------------------

                                    Exhibit A



The Licensed Patents include the following:

         (1) MicroScribe Technology Patents (pending patents 08/512,084; 08/741,190; 08/744,725; and 08/739,454).

         (2)      MicroScribe PCT Patent Application (IMM1P010.P).